Exhibit 99.1
LETTER OF TRANSMITTAL
ACCO BRANDS CORPORATION
offer for all outstanding
7 5/8% Senior Subordinated Notes due 2015
and the related guarantees
in exchange for
7 5/8% Senior Subordinated Notes due 2015
and the related guarantees
which have been registered under
the Securities Act of 1933, as amended,
pursuant to the prospectus dated                             , 2005
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                         , 2005, UNLESS EXTENDED (SUCH TIME AND DATE, AS SO EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.
The exchange agent for the exchange offer is:
Wachovia Bank, National Association
For all forms of delivery:
Wachovia Bank, National Association
Corporate Actions — NC 1153
1525 West W.T. Harris Blvd., 3C3
Charlotte, North Carolina 28288-1153
Attention: Marsha Rice

Facsimile: (704) 590-7628	For confirmation call: (704) 590-7413
      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
      THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
      The prospectus of ACCO Brands Corporation, a Delaware corporation (the “Issuer”) and certain subsidiaries of the Issuer (collectively, the “Guarantors”), dated                     , 2005, as the same may be amended or supplemented from time to time (the “Prospectus”), and this letter of transmittal together constitute the Issuer’s and the Guarantors’ offer, referred to as the exchange offer, to exchange an aggregate principal amount of up to $350,000,000 of the Issuer’s 7 5/8% Senior Subordinated Notes due 2015, including the guarantees thereof by the Guarantors, which have been registered under the Securities Act of 1933, as amended (the “New Notes”), for a like principal amount of the Issuer’s outstanding 7 5/8% Senior Subordinated Notes due 2015, including the guarantees thereof by the Guarantors (the “Old Notes”). Capitalized terms used but not defined in this letter of transmittal shall have the same meaning given to them in the Prospectus.

      This letter of transmittal is to be completed by a holder of Old Notes if either (a) a tender of Old Notes is to be made by book-entry transfer to the account of the exchange agent at The Depository Trust Company (“DTC”), pursuant to the procedures for tender by book-entry transfer set forth in the Prospectus under “The Exchange Offer — Procedures for Tendering Old Notes” and an agent’s message, as defined below, is not delivered or (b) certificates for such Old Notes are to be forwarded herewith. Certificates or book-entry confirmation of the transfer of Old Notes into the exchange agent’s account at DTC, as well as this letter of transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents, such as endorsements, bond powers, opinions of counsel, certifications and powers of attorney, if applicable, required by this letter of transmittal, must be received by the exchange agent at its address set forth herein on or prior to the expiration date. In connection with any tender of Old Notes by book-entry transfer, an agent’s message may be delivered as part of the book-entry confirmation in lieu of this letter of transmittal. The term “book-entry confirmation” means a confirmation of a book-entry transfer of Old Notes into the exchange agent’s account at DTC. The term “agent’s message” means a message transmitted to the exchange agent by DTC which states that DTC has received an express acknowledgment that the tendering holder agrees to be bound by the letter of transmittal and that the Issuer and the Guarantors may enforce the letter of transmittal against that holder.
      If Old Notes are tendered pursuant to book-entry procedures, the exchange agent must receive, no later than 5:00 p.m., New York City time, on the expiration date, book-entry confirmation of the tender of the Old Notes into the exchange agent’s account at DTC, along with a completed letter of transmittal or an agent’s message.
      By crediting the Old Notes to the exchange agent’s account at DTC and by complying with the applicable procedures of DTC’s Automated Tender Offer Program, or ATOP, with respect to the tender of the Old Notes, including by the transmission of an agent’s message, the holder of Old Notes acknowledges and agrees to be bound by the terms of this letter of transmittal, and the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this letter of transmittal as being applicable to it and such beneficial owners as fully as if such participant and each such beneficial owner had provided the information required herein and executed and transmitted this letter of transmittal to the exchange agent.
      Holders of Old Notes whose certificates for such Old Notes are not immediately available or who are unlikely to be able to deliver all required documents to the exchange agent on or prior to the expiration date or who cannot complete a book-entry transfer on time may tender their Old Notes according to the guaranteed delivery procedures described in the Prospectus under “The Exchange Offer — Procedures for Tendering Old Notes — Guaranteed Delivery.”
      DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      List below the Old Notes to which this letter of transmittal relates. The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed below, if they are not already set forth below, as they appear on the certificates representing such Old Notes. The certificate number(s) and the principal amount of Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes below. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate, signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES

Aggregate
Principal
Name(s) and Address(es) of Registered Holder(s)	Certificate	Amount of Old	Principal Amount
(Please fill in, if blank)	Number(s)*	Notes	Tendered**

Total:

* Need not be completed if Old Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in the second column. See Instruction 4. Old Notes tendered hereby must be in denominations of $1,000 or any integral multiple thereof.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
 Name of Tendering Institution

 DTC Account Number

 Transaction Code Number

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 1):
Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery

If Guaranteed Delivery is to be Made by Book-Entry Transfer:
Name of Tendering Institution

DTC Account Number

Transaction Code Number

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.*
Name:

Address:

*	You are entitled to as many copies as you reasonably believe necessary. If you require more than 10 copies, please indicate the total number required in the following space: .

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      The undersigned hereby tenders to the Issuer the principal amount of Old Notes indicated above, upon the terms and subject to the conditions of the exchange offer. Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the exchange offer, including, if the exchange offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Old Notes.
      The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact, with full knowledge that the exchange agent is also acting as agent of the Issuer and the Guarantors in connection with the exchange offer and as trustee under the indenture governing the Old Notes and the New Notes, with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (1) deliver certificates representing such Old Notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of the Issuer upon receipt by the exchange agent, as the undersigned’s agent, of the New Notes to be issued in exchange for such Old Notes, (2) present certificates for such Old Notes for transfer and to transfer the Old Notes on the books of the Issuer and (3) receive for the account of the Issuer all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the exchange offer.
      The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby, (2) the Issuer will acquire good, marketable and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and other encumbrances, and (3) the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned warrants and agrees that the undersigned will, upon request, execute and deliver any additional documents requested by the Issuer or any Guarantor or the exchange agent to complete the exchange, sale, assignment and transfer of the Old Notes tendered hereby. The undersigned agrees to all of the terms and conditions of the exchange offer.
      The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in “The Exchange Offer — Procedures for Tendering Old Notes” in the Prospectus and in the instructions accompanying this letter of transmittal will, upon the Issuer’s acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the exchange offer and that the tendering holder will be deemed to have waived the right to receive any payment in respect of interest or otherwise on such Old Notes accrued up to the date of issuance of the New Notes. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Issuer may not be required to accept for exchange any of the Old Notes tendered hereby.
      Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the undersigned hereby directs that the New Notes be delivered to the undersigned at the address shown below the undersigned’s signature. The undersigned recognizes that the Issuer and the Guarantors have no obligation pursuant to “Special Delivery Instructions” to transfer any Old Notes from a registered holder thereof if the Issuer does not accept for exchange any of the principal amount of such Old Notes so tendered.
      By tendering Old Notes and executing this letter of transmittal, the undersigned hereby represents and agrees that (i) any New Notes to be received by the undersigned are being acquired in its ordinary course of business, (ii) the undersigned is not engaged in, does not intend to engage in and has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act of 1933, as amended (the

“Securities Act”)) of the New Notes, (iii) the undersigned is not an “affiliate,” as defined in Rule 405 under the Securities Act, of the Issuer or any Guarantor and (iv) the undersigned is not acting on behalf of any person who could not truthfully make the foregoing representations.
      The undersigned hereby acknowledges and agrees that any broker-dealer and any holder of Old Notes using the Exchange Offer to participate in a distribution of the New Notes (1) could not, under SEC policy as in effect on August 5, 2005, rely on the position of the SEC enunciated in its no-action letters entitled Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in Shearman & Sterling (available July 2, 1993), and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of New Notes obtained by such holder in exchange for Old Notes acquired by such holder directly from the Issuer.
      If the undersigned is not a broker-dealer, the undersigned represents that it acquired the new securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of new securities and it has no arrangements or understandings with any person to participate in a distribution of the new securities.
      If the undersigned is a broker-dealer that will receive new securities for its own account in exchange for securities, it represents that the securities to be exchanged for new securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such new securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.
      All authority conferred or agreed to be conferred herein and every obligation of the undersigned under this letter of transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus under “The Exchange Offer — Withdrawal Rights,” this tender is irrevocable.
      The undersigned, by completing the box entitled “Description of Old Notes” above and signing this letter of transmittal, will be deemed to have tendered the Old Notes as set forth in such box.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instructions 2 and 7)
PLEASE SIGN HERE
(Please provide a completed Internal Revenue Service Form W-9 or a Form W-8, as applicable; See Instruction 11)

Signature(s) of Holder(s)

Date:

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Old Notes tendered or on a security position listing or by person(s) authorized to become the registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 7.)
Name(s):

(Please Print)
Capacity (full title):

Address:

(Include Zip Code)
Area Code and Telephone No.:

Taxpayer Identification Number:

GUARANTEE OF SIGNATURE(S)
(See Instruction 2)
Authorized Signature:

Name:

(Please Type or Print)

Title:

Name of Firm:

Address:

(Include Zip Code)
Area Code and Telephone No.:

Date:

SPECIAL ISSUANCE INSTRUCTIONS
(Signature Guarantee Required —
See Instructions 2, 6, 8 and 15)
     TO BE COMPLETED ONLY if New Notes or Old Notes not tendered or not accepted are to be issued in the name of someone other than the registered holder(s) of the Old Notes whose signature(s) appear(s) above, or if Old Notes delivered by book-entry transfer and not accepted for exchange are to be returned for credit to an account maintained at DTC other than the account indicated above.
Issue (check appropriate box(es))

☐	Old Notes to:

☐	New Notes to:
Name

(Please Print)
Address

(Include Zip Code)

Taxpayer Identification Number

☐	Credit unaccepted Old Notes tendered by book-entry transfer to the following account at DTC:

SPECIAL DELIVERY INSTRUCTIONS
(Signature Guarantee Required —
See Instructions 2, 6, 8 and 15)
     TO BE COMPLETED ONLY if New Notes or Old Notes not tendered or not accepted are to be sent to someone other than the registered holder(s) of the Old Notes whose signature(s) appear(s) above, or to such registered holder at an address other than that shown above.
Deliver (check appropriate box(es))

☐	Old Notes to:

☐	New Notes to:
Name

(Please Print)
Address

(Include Zip Code)

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer
      1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This letter of transmittal is to be completed by a holder of Old Notes to tender such holder’s Old Notes if either (a) a tender of Old Notes is to be made pursuant to the procedures for tender by book-entry transfer set forth in the Prospectus under “The Exchange Offer — Procedures for Tendering Old Notes” and an agent’s message, as defined on page 2 hereof, is not delivered or (b) certificates for such Old Notes are to be forwarded herewith. Certificates or book-entry confirmation of the transfer of Old Notes into the exchange agent’s account at DTC, as well as this letter of transmittal, properly completed and duly executed, with any required signature guarantees, and any other documents, such as endorsements, bond powers, opinions of counsel, certifications and powers of attorney, if applicable, required by this letter of transmittal, must be received by the exchange agent at its address set forth herein on or prior to the expiration date. If the tender of Old Notes is effected in accordance with applicable procedures of DTC’s Automated Tender Offer Program, or ATOP, for book-entry transfer, an agent’s message may be transmitted to the exchange agent, in lieu of an executed letter of transmittal, as part of the confirmation of the book-entry transfer of Old Notes into the Exchange Agent’s account at DTC, or book-entry confirmation. Old Notes may be tendered in whole or in part in integral multiples of $1,000.
      For purposes of the exchange offer, the term “holder” includes any participant in DTC named in a securities position listing as a holder of Old Notes. Only such a registered holder may tender Old Notes in the exchange offer. Any beneficial owner of Old Notes who wishes to tender some or all of such Old Notes should arrange with DTC, a DTC participant or the holder of such Old Notes to execute and deliver this letter of transmittal or to send an electronic instruction effecting a book-entry transfer on his or her behalf. See Instruction 7.
      Holders who wish to tender their Old Notes and (i) whose certificates for the Old Notes are not immediately available or for whom all required documents are unlikely to reach the exchange agent before the exchange offer expires or (ii) who cannot complete the procedures for delivery by book-entry transfer on time, may tender their Old Notes by properly completing and duly executing a notice of guaranteed delivery pursuant to the guaranteed delivery procedures set forth in “The Exchange Offer — Procedures for Tendering Old Notes — Guaranteed Delivery” in the Prospectus. Pursuant to such procedures, (i) such tender must be made by or through an eligible institution; (ii) a properly completed and duly executed notice of guaranteed delivery, substantially in the form made available by the Issuer, must be received by the exchange agent on or prior to the expiration date; and (iii) the certificates for the Old Notes, or a book-entry confirmation, together with a properly completed and duly executed letter of transmittal, or an agent’s message in lieu thereof, with any required signature guarantees and any other documents required by this letter of transmittal, must be received by the exchange agent within three (3) New York Stock Exchange trading days after the date of execution of such notice of guaranteed delivery for all such tendered Old Notes, all as set forth in “The Exchange Offer — Procedures for Tendering Old Notes — Guaranteed Delivery” in the Prospectus.
      The notice of guaranteed delivery may be delivered by hand, facsimile, mail or overnight delivery service to the exchange agent, and must include a guarantee by an eligible institution in the form set forth in such notice of guaranteed delivery. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a notice of guaranteed delivery on or prior to the expiration date. As used herein, “eligible institution” means a firm or other entity which is identified as an “Eligible Guarantor Institution” in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including a bank; a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings association.
      The method of delivery of certificates for the Old Notes, this letter of transmittal and all other required documents is at the election and sole risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure delivery to the exchange agent before the expiration date. Delivery is complete when the exchange agent actually receives the items to be delivered. Delivery of documents to DTC in accordance with DTC’s procedures does not constitute delivery to the exchange agent. No letters of transmittal or Old Notes should be sent to the Issuer or any Guarantor.

      The Issuer and the Guarantors will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a letter of transmittal or by causing the transmission of an agent’s message, waives any right to receive any notice of the acceptance of such tender.
      2. Guarantee of Signatures. No signature guarantee on this letter of transmittal is required if:

a. this letter of transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a securities position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder has completed either the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” above; or

b. such Old Notes are tendered for the account of an eligible institution (as defined in the fourth paragraph of Instruction 1).
In all other cases, an eligible institution must guarantee the signature(s) on this letter of transmittal. See Instruction 7 for general instructions relating to signatures on letters of transmittal.
      3. Inadequate Space. If the space provided in the box captioned “Description of Old Notes” is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate, signed schedule which is attached to this letter of transmittal.
      4. Partial Tenders (not applicable to holders who tender by book-entry transfer). If less than all the Old Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the “Principal Amount Tendered” column of the box entitled “Description of Old Notes” on page 3 of this letter of transmittal. In such case, new certificate(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will be sent only to the holder of the Old Notes promptly after the expiration date. All Old Notes represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. Tender of Old Notes will be accepted only in integral multiples of $1,000.
      5. Withdrawal Rights. Tenders of Old Notes may be withdrawn at any time prior to the expiration date. In order for a withdrawal to be effective, a written notice of withdrawal must be timely received by the exchange agent at its address set forth above and in the Prospectus (or the appropriate procedures of ATOP must be complied with) prior to the expiration date. Any notice of withdrawal must specify the name of the person that tendered the Old Notes to be withdrawn; identify the Old Notes to be withdrawn, including the total principal amount of Old Notes to be withdrawn; and, where certificates for Old Notes are transmitted, the name of the registered holder of the Old Notes, if different from that of the person withdrawing such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the exchange agent, then the tendering holder must submit the serial numbers of the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an eligible institution (as defined in the fourth paragraph of Instruction 1), except in the case of Old Notes tendered for the account of an eligible institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under “The Exchange Offer — Procedures for Tendering Old Notes,” the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and the notice of withdrawal must be delivered to the exchange agent. Withdrawals of tenders of Old Notes may not be rescinded; however, Old Notes properly withdrawn may again be tendered at any time on or prior to the expiration date by following any of the procedures described in the Prospectus under “The Exchange Offer — Procedures for Tendering Old Notes.”
      All questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices will be determined by the Issuer, in its sole and absolute discretion, which determination of such questions as well as its interpretation of the terms and conditions of the exchange offer, including this letter of transmittal, will be final and binding on all parties. None of the Issuer and the Guarantors, any of their respective affiliates or assigns, the exchange agent or any other person is under any obligation to give notice of any irregularities in any notice of withdrawal, nor will any of them be liable for failing to give any such notice.
      Withdrawn Old Notes will be returned to the holder as promptly as practicable after withdrawal without cost to such holder. In the case of Old Notes tendered by book-entry transfer through DTC, the Old Notes withdrawn will be credited to an account maintained with DTC.

      6. Return of Unexchanged Old Notes. If any tendered Old Notes are not exchanged pursuant to the exchange offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered Old Notes will be returned, or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC, without expense to the tendering holder, as promptly as practicable following the expiration or termination of the exchange offer.
      7. Signatures on Letter of Transmittal, Assignments and Endorsements. If this letter of transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.
      If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.
      If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal or facsimiles hereof as there are different registrations of certificates.
      If this letter of transmittal or any certificates, endorsements, bond powers, powers of attorney or any other document required by this letter of transmittal are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, must submit proper evidence satisfactory to the Issuer, in its sole discretion, of each such person’s authority so to act.
      When this letter of transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or separate instruments of transfer or exchange are required unless New Notes are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or instruments of transfer or exchange must be guaranteed by an eligible institution (as defined in the fourth paragraph of Instruction 1).
      If this letter of transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the certificates must be endorsed or accompanied by a written instrument or instruments of transfer or exchange, signed exactly as the name or names of the registered owner(s) appear(s) on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Issuer and the Guarantors or the trustee under the indenture for the Old Notes may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on such certificates or bond powers must be guaranteed by an eligible institution (as defined in the fourth paragraph of Instruction 1).
      8. Special Issuance and Delivery Instructions. If New Notes are to be issued in the name of a person other than the signer of this letter of transmittal, or if New Notes are to be sent to someone other than the signer of this letter of transmittal or to an address other than that shown above, the appropriate boxes on this letter of transmittal should be completed. In the case of issuance in a different name, the U.S. taxpayer identification number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may instruct that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, certificates for Old Notes not exchanged will be returned by mail to the address of the signer of this letter of transmittal or, if the Old Notes not exchanged were tendered by book-entry transfer, such Old Notes will be returned by crediting the account indicated on page 3 above maintained at DTC. See Instruction 6.
      9. Irregularities. All questions regarding the form of documents, validity, eligibility, including time of receipt, and acceptance for exchange of any tender of Old Notes will be determined by the Issuer and the Guarantors, in their sole discretion, which determination of such questions as well as their interpretation of the terms and conditions of the exchange offer will be final and binding on all parties. The Issuer reserves the absolute right, in its sole and absolute discretion, to reject any tenders determined to be in improper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Issuer, be unlawful. The Issuer also reserves the absolute right, in its sole and absolute discretion, to waive any of the conditions of the exchange offer set forth in the Prospectus under “The Exchange Offer — Conditions to the Exchange Offer” or any condition or irregularity in any tender of Old Notes by any holder, whether or not the Issuer waives similar conditions or irregularities in the case of other holders. A tender of Old Notes is invalid until all defects and irregularities have been cured or waived. None of the Issuer and the

Guarantors, any of their respective affiliates or assigns, the exchange agent or any other person is under any obligation to give notice of any defects or irregularities in tenders, nor will any of them be liable for failing to give any such notice.
      10. Questions, Requests for Assistance and Additional Copies. Questions regarding the procedure for tendering Old Notes and requests for assistance may be directed to the exchange agent at its address and telephone number set forth on the front of this letter of transmittal. Additional copies of the Prospectus, the letter of transmittal, the notice of guaranteed delivery and Forms W-8 and W-9 (as defined in Instruction 11) may be obtained from the exchange agent at the address and telephone/facsimile numbers indicated above, or from your broker, dealer, commercial bank, trust company or other nominee.
      11. Backup Withholding; Internal Revenue Services Forms. Under the United States federal income tax laws, interest paid to holders of New Notes received pursuant to the exchange offer may be subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against your U.S. federal income tax liability. If backup withholding results in an overpayment of taxes, you may obtain a refund if you timely furnish the required information to the Internal Revenue Service.
      To prevent backup withholding, if you are a U.S. person, you must provide your correct taxpayer identification number (“TIN”), which is generally your social security number or federal employer identification number, to the exchange agent on an Internal Revenue Service Form W-9 (“Form W-9”), a copy of which is provided herewith. By completing the Form W-9, you are certifying that (i) the TIN provided on the Form W-9 is your correct TIN (or that you are awaiting the issuance of TIN), (ii) you are a U.S. person and (iii) (A) your are exempt from backup withholding, (B) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the Internal Revenue Service has notified you that you are no longer subject to backup withholding. If you provide the exchange agent with an incorrect TIN, you may be subject to a $50 penalty imposed by the Internal Revenue Service.
      If you are a U.S. person and you do not have a TIN, you should (i) consult the enclosed instructions for Form W-9 (the “W-9 Guidelines”) for information on how to apply for a TIN, (ii) write “Applied For” in the space for the TIN in Part I of the Form W-9 and (iii) sign and date the Form W-9. If you write “Applied For” on the Form W-9 and you do not provide the exchange agent with your TIN by the time of a payment with respect to the New Notes, such payment may be subject to backup withholding. Note: Writing “Applied For” on the Form W-9 means that you have already applied for a TIN or that you intend to apply for one in the near future.
      If the New Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.
      Certain holders (including, among others, all corporations and certain foreign holders) are exempt from these backup withholding and reporting requirements. To prevent possible backup withholding, if you are an exempt holder that is a U.S. person, you should check the “Exempt from backup withholding” box on the Form W-9. See the W-9 Guidelines for additional instructions. If you are a nonresident alien or foreign entity, in order for you to qualify as exempt from backup withholding you generally must submit a completed copy of the appropriate Internal Revenue Service Form W-8 (“Form W-8”), signed under penalty of perjury, attesting to your foreign status. A Form W-8 may be obtained from the exchange agent or the Internal Revenue Service website at www.irs.gov.
      12. Waiver of Conditions. The Issuer reserves the absolute right to waive satisfaction of any or all conditions, completely or partially, enumerated in the Prospectus.
      13. No Conditional Tenders. No alternative, conditional or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this letter of transmittal, shall waive any right to receive notice of the acceptance of Old Notes for exchange.
      None of the Issuer and the Guarantors, any of their respective affiliates or assigns, the exchange agent or any other person is under any obligation to give notice of any defect or irregularity with respect to any tender of Old Notes, nor will any of them incur any liability for failing to give any such notice.
      14. Mutilated, Lost, Destroyed or Stolen Certificates. If any certificate(s) representing Old Notes have been mutilated, lost, destroyed or stolen, the holder should promptly notify the exchange agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This letter of transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.
      15. Security Transfer Taxes. Except as provided below, holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If (i) New Notes issued in the exchange offer are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered or (ii) a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the exchange offer, then any such transfer taxes, whether imposed on the registered holder or any other person, will be payable by the holder or such other person. If satisfactory evidence of payment of, or exemption from, such taxes is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.
      Except as provided in this Instruction 15, it is not necessary for transfer tax stamps to be affixed to the Old Notes specified in this letter of transmittal.
      16. Incorporation of Letter of Transmittal. This letter of transmittal shall be deemed to be incorporated in any tender of Old Notes by any DTC participant effected through procedures established by DTC and, by virtue of such tender, such participant shall be deemed to have acknowledged and accepted this letter of transmittal on behalf of itself and the beneficial owners of any Old Notes so tendered.